                                THE SHELBY FUNDS

                                 THE SHELBY FUND

                            THE SHELBY LARGE CAP FUND

                            INVESTMENT PORTFOLIOS OF

                               THE COVENTRY GROUP

                       STATEMENT OF ADDITIONAL INFORMATION

                                 AUGUST 1, 2001

This Statement of Additional Information is not a prospectus, but should be read in conjunction with each respective prospectus for the Shelby Funds (the "Funds"), dated the same date as the date hereof (the "Prospectus"). The Funds are separate investment portfolios of The Coventry Group (the "Group"), an open-end management investment company. This Statement of Additional Information is incorporated in its entirety into each Prospectus and relates to each of the Funds' three share classes: the Class A Shares, the Class B Shares and the Class Y Shares. Copies of the Prospectuses may be obtained by writing the Funds, c/o BISYS Fund Services, at 3435 Stelzer Road, Columbus, Ohio 43219, or by telephoning toll free (800) 774-3259.

                                TABLE OF CONTENTS

INVESTMENT OBJECTIVE AND POLICIES........................................   3
    Additional Information on Portfolio Instruments......................   3
    Investment Restrictions..............................................   8
    Portfolio Turnover...................................................  10
NET ASSET VALUE..........................................................  10
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION...........................  10
    Matters Affecting Redemption.........................................  11
MANAGEMENT OF THE GROUP..................................................  11
    Trustees and Officers................................................  11
    Investment Adviser...................................................  14
    Portfolio Transactions...............................................  15
    Administrator........................................................  16
    Distributor..........................................................  17
    Custodian............................................................  18
    Transfer Agency and Fund Accounting Services.........................  18
    Independent Auditors.................................................  19
    Legal Counsel........................................................  19
ADDITIONAL INFORMATION...................................................  19
    Description of Shares................................................  19
    Vote of a Majority of the Outstanding Shares.........................  20
    Additional Tax Information...........................................  20
    Calculation of Performance Data......................................  23
    Performance Comparisons..............................................  25
    Principal Shareholders...............................................  25
    Miscellaneous........................................................  25
FINANCIAL STATEMENTS.....................................................  26

                       STATEMENT OF ADDITIONAL INFORMATION

                               THE COVENTRY GROUP

         The Coventry Group (the "Group") is an open-end management investment company which issues its Shares in separate series. Each series of Shares relates to a separate portfolio of assets. This Statement of Additional Information deals only with the Funds.

         Much of the information contained in this Statement of Additional Information expands upon subjects discussed in the Prospectuses of the Funds. Capitalized terms not defined herein are defined in the Prospectuses. No investment in Shares of the Funds should be made without first reading the Prospectuses.

                        INVESTMENT OBJECTIVE AND POLICIES

ADDITIONAL INFORMATION ON PORTFOLIO INSTRUMENTS

         The following policies supplement the investment objective and policies of the Funds as set forth in the Prospectuses for the Funds.

         Bank Obligations. The Funds may invest in bank obligations such as bankers' acceptances, certificates of deposit, and time deposits.

         Bankers' acceptances are negotiable drafts or bills of exchange typically drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instruments on maturity. Bankers' acceptances invested in by the Funds will be those guaranteed by domestic and foreign banks having, at the time of investment, capital, surplus, and undivided profits in excess of $100,000,000 (as of the date of their most recently published financial statements).

         Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank or a savings and loan association for a definite period of time and earning a specified return. Certificates of deposit and time deposits will be those of domestic and foreign banks and savings and loan associations, if (i) at the time of investment the depository institution has capital, surplus, and undivided profits in excess of $100,000,000 (as of the date of its most recently published financial statements), or (ii) the principal amount of the instrument is insured in full by the Federal Deposit Insurance Corporation.

         Commercial Paper. Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper normally have maturities of less than nine months and fixed rates of return.

         The Funds may purchase commercial paper consisting of issues rated at the time of purchase in the two highest rating categories by a nationally recognized statistical rating organization ("NRSRO"). For example, the Funds may purchase commercial paper rated A-2 or better by S&P, Prime-2 or better by Moody's or Duff 2 or better by Duff & Phelps. The Funds may also invest in commercial paper that is not rated but is determined by the Adviser, under guidelines established by the Group's Board of Trustees, to be of comparable quality.

         Common Stocks. The Funds may invest in common stocks, which include the common stock of any class or series of foreign and domestic corporations or any similar equity interest, such as a trust or partnership interest. These investments may or may not pay dividends and may or may not carry voting rights. Common stock occupies the most junior position in a company's capital structure. The Funds may also invest in warrants and rights related to common stocks.

         Convertible Securities. The Funds may invest in convertible securities, including debt securities or preferred stock that may be converted into common stock or that carry the right to purchase common stock. Convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time. They also entitle the holder to receive interest or dividends until the holder elects to exercise the conversion privilege.

         The terms of any convertible security determine its ranking in a company's capital structure. In the case of subordinated convertible debentures, the holder's claims on assets and earnings are generally subordinate to the claims of other creditors, and senior to the claims of preferred and common stockholders. In the case of convertible preferred stock, the holder's claims on assets and earnings are subordinate to the claims of all creditors and are senior to the claims of common stockholders. As a result of their ranking in a company's capitalization, convertible securities that are rated by nationally recognized statistical rating organizations are generally rated below other obligations of the company and many convertible securities are not rated.

         Preferred Stock. The Funds may invest in preferred stock. Preferred stock, unlike common stock, offers a stated dividend rate payable from the issuer's earnings. Preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of the preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline.

         U.S. Government Obligations. The Funds may invest in obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Obligations of certain agencies and instrumentalities of the U.S. Government are supported by the full faith and credit of the U.S. Treasury; others are supported by the right of the issuer to borrow from the Treasury; others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and still others are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not obligated to do so by law. The Funds will invest in the obligations of such agencies or instrumentalities only when the Adviser believes that the credit risk with respect thereto is minimal.

         Foreign Investments. The Funds may, subject to their investment objectives and policies, invest in certain obligations or securities of foreign issuers. Permissible investments consist of Eurobonds, which are U.S. dollar denominated debt securities issued by corporations located in Europe, Eurodollar Certificates of Deposit, which are U.S. dollar denominated certificates of deposit issued by branches of foreign and domestic banks located outside the United States (primarily Europe), Yankee Certificates of Deposit which are certificates of deposit issued by a U.S. branch of a foreign bank denominated in U.S. dollars and held in the United States, Eurodollar Time Deposits, which are U.S. dollar denominated deposits in a foreign branch of a U.S. bank or a foreign bank, and Canadian Time Deposits, which are U.S. dollar denominated certificates of deposit issued by Canadian offices of major Canadian Banks. Investments in securities issued by foreign branches of U.S. banks, foreign banks, or other foreign issuers, including American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and securities purchased on foreign securities exchanges, may subject a Fund to investment risks that differ in some respects from those related to investment in obligations of U.S. domestic issuers or in U.S. securities markets. Such risks include future adverse political and economic developments, possible seizure, currency blockage, nationalization or expropriation of foreign investments, less stringent disclosure requirements, the possible establishment of exchange controls or taxation at the source, and the adoption of other foreign governmental restrictions. Additional risks include currency exchange risks, less publicly available information, the risk that companies may not be subject to the accounting, auditing and financial reporting standards and requirements of U.S. companies, the risk that foreign securities markets may have less volume and therefore many securities traded in these markets may be less liquid and their prices more volatile than U.S. securities, and the risk that custodian and brokerage costs may be higher. Foreign issuers of securities or obligations are often subject to accounting treatment and engage in business practices different from those respecting domestic issuers of similar securities or obligations. Foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks. The Funds will acquire such securities only when the Adviser believes the risks associated with such investments are minimal.

         Rights and Warrants. The Funds may participate in rights offerings and purchase warrants, which are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. Subscription rights normally have a short life span to expiration. The purchase of rights or warrants involves the risk that a Fund could lose the purchase value of a right or warrant if the right to subscribe to additional shares is not exercised prior to the rights' or warrants' expiration. Also, the purchase of rights or warrants involves the risk that the effective price paid for the right or warrant added to the subscription price of the related security may exceed the value of the subscribed security's market price such as when there is no movement in the level of the underlying security.

         Medium-Grade Debt Securities. The Funds may invest in debt securities within the fourth highest rating group assigned by a NRSRO or, if unrated, securities determined by the Adviser to be of comparable quality ("Medium-Grade Securities").

         As with other fixed-income securities, Medium-Grade Securities are subject to credit risk and market risk. Market risk relates to changes in a security's value as a result of changes in interest rates. Credit risk relates to the ability of the issuer to make payments of principal and interest. Medium-Grade Securities are considered to have speculative characteristics.

         Medium-Grade Securities are generally subject to greater credit risk than comparable higher-rated securities because issuers are more vulnerable to economic downturns, higher interest rates or adverse issuer-specific developments. In addition, the prices of Medium-Grade Securities are generally subject to greater market risk and therefore react more sharply to changes in interest rates. The value and liquidity of Medium-Grade Securities may be diminished by adverse publicity and investor perceptions.

         Because certain Medium-Grade Securities are traded only in markets where the number of potential purchasers and sellers, if any, is limited, the ability of a Fund to sell such securities at their fair value either to meet redemption requests or to respond to changes in the financial markets may be limited.

         Particular types of Medium-Grade Securities may present special concerns. The prices of payment-in-kind or zero-coupon securities may react more strongly to changes in interest rates than the prices of other Medium-Grade Securities. Some Medium-Grade Securities in which the Funds may invest may be subject to redemption or call provisions that may limit increases in market value that might otherwise result from lower interest rates while increasing the risk that a Fund may be required to reinvest redemption or call proceeds during a period of relatively low interest rates.

         The credit ratings issued by NRSROs are subject to various limitations. For example, while such ratings evaluate credit risk, they ordinarily do not evaluate the market risk of Medium-Grade Securities. In certain circumstances, the ratings may not reflect in a timely fashion adverse developments affecting an issuer. For these reasons, the Adviser conducts its own independent credit analysis of Medium-Grade Securities.

         Restricted Securities. The Funds may invest up to 5% of their total assets in restricted securities, excluding restricted securities that are eligible for resale under Rule 144A under the Securities Act of 1933. Rule 144A under the Securities Act of 1933 allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A provides a "safe harbor" from the registration requirements of the Securities Act of 1933 for resales of certain securities to qualified institutional buyers. The Adviser believes that the market for certain restricted securities such as institutional commercial paper may expand further as a result of this regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the NASD.

         The Adviser monitors the liquidity of restricted securities in each Fund's portfolio under the supervision of the Board of Trustees. In reaching liquidity decisions, the Adviser may consider the following factors, although such factors may not necessarily be determinative: (1) the unregistered nature of a security; (2) the frequency of trades and quotes for the security; (3) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (4) the trading markets for the security; (5) dealer undertakings to make a market in the security; and (6) the nature of the security and the nature of the marketplace trades (including the time needed to dispose of the security, methods of soliciting offers, and mechanics of transfer).

         Short Sales. The Funds may from time to time sell securities short. A short sale is a transaction in which a Fund sells securities it does not own (but has borrowed) in anticipation of a decline in the market price of the securities. To complete a short sale, the Fund must arrange though a broker to borrow the securities to be delivered to the buyer. The proceeds received by the Fund from the short sale are retained by the broker until the Fund replaces the borrowed securities. In borrowing the securities to be delivered to the buyer, the Fund becomes obligated to replace the securities borrowed at their market price at the time of replacement, whatever that price may be. The Fund may have to pay a premium to borrow the securities and must pay any dividends or interest payable on the securities until they are replaced.


         A Fund's obligation to replace the securities borrowed in connection with a short sale will be secured by collateral deposited with the broker that consists of cash or obligations of the U.S. Government, its agencies or instrumentalities ("U.S. Government Securities"). In addition, the Fund will place in a segregated account with its custodian an amount of cash or U.S. Government Securities equal to the difference, if any, between (a) the current market value of the securities sold, and (b) any cash or U.S. Government Securities deposited as collateral with the broker in connection with the short sale (not including the proceeds of the short sale). Until it replaces the borrowed securities, the Fund will maintain the segregated account daily at a level so that the amount deposited in the account plus the amount deposited with the broker (not including the proceeds from the short sale) will equal the current market value of the securities sold short.

          A Fund will incur a loss as a result of a short sale (other than a short sale against the box, see below) if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. Possible losses from such short sales differ from losses that could be incurred from a purchase of a security, because losses from such short sales may be unlimited, whereas losses from purchases of a security can equal only the total amount invested. Short sales will be limited to no more than 25% of the total value of a Fund's assets.

         Short Sales Against the Box. The Funds may enter into a short sale of a security such that, so long as the short position is open, the Fund will own an equal amount of preferred stock or debt securities, convertible or exchangeable without payment or further consideration, into an equal number of shares of the common stock sold short. This kind of short sales, which is described as one "against the box," will be entered into by a Fund for the purpose of receiving a portion of the interest earned by the executing broker from the proceeds of the sale.

         Securities Lending. In order to generate additional income, the Funds may, from time to time, subject to their investment objective, policies and restrictions, lend portfolio securities to broker-dealers, banks, or institutional borrowers of securities pursuant to agreements requiring that the loans be secured by collateral equal in value to 102% of the value of the securities loaned. Collateral for loans of portfolio securities must consist of cash or Government Related Securities. This collateral will be valued daily by the Adviser. Should the market value of the loaned securities increase, the borrower is required to furnish additional collateral to the Fund. During the time portfolio securities are on loan, the borrower pays the Fund any dividends or interest received on such securities. Loans are subject to termination by the Fund or the borrower at any time. While the Fund does not have the right to vote securities on loan, the Fund intends to terminate the loan and regain the right to vote if that is considered important with respect to the investment. While the lending of securities may subject a Fund to certain risks, such as delays or an inability to regain the securities in the event the borrower were to default or enter into bankruptcy, the Fund will have the contract right to retain the collateral described above. The Funds will enter into loan agreements only with broker-dealers, banks, or other institutions that the Adviser has determined are creditworthy under guidelines established by the Group's Board of Trustees.

         Options. The Funds may purchase or sell (write) put and call options on securities and securities indices in order to attempt to hedge against fluctuations in the market value of their portfolio holdings or securities that they anticipate purchasing. A Fund may use options to hedge up to the full value of its portfolio of securities. In addition, a Fund may purchase put and call options to attempt to increase the total investment return of the Fund. The Funds will not, however, commit more than 10% of their respective total assets to attempts to increase returns using purchased options. When options positions are economically offsetting or hedge other options or securities positions, they are considered hedging transactions and the 10% limitation will not apply. Options may be listed on a domestic or foreign securities exchange or may be traded over the counter. Options contracts may relate to particular securities or to various stock or bond indices.

         Options trading is a highly specialized activity which entails greater than ordinary investment risks. Regardless of how much the market price of the underlying security or index increases or decreases, the option buyer's risk is limited to the amount of the original investment for the purchase of the option. However, options may be more volatile than the underlying instruments, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves. A listed call option for a particular security gives the purchaser of the option the right to buy from a clearing corporation, and a writer has the obligation to sell to the clearing corporation, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligations under the option contract. A listed put option gives the purchaser the right to sell to a clearing corporation the underlying security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security. In contrast to an option on a particular security, an option on an interest rate index provides the holder with the right to make or receive a cash settlement upon exercise of the option. The amount of this settlement will be equal to the difference between the closing price of the index at the time of exercise and the exercise price of the option expressed in dollars, times a specified multiple.

         When a Fund purchases a put or call option, the premium paid by it is recorded as an asset of the Fund. When a Fund writes a call option, an amount equal to the net premium (the premium less the commission) received by the Fund is included in the liability section of the Fund's statement of assets and liabilities as a deferred credit. The amount of this asset or deferred credit will be subsequently marked-to-market to reflect the current value of the option purchased or written. The current value of the traded option is the last sale price or, in the absence of a sale, the average of the closing bid and asked prices. If an option purchased by a Fund expires unexercised, the Fund realizes a loss equal to the premium paid. If a Fund enters into a closing sale transaction on an option purchased by it, the Fund will realize a gain if the premium received by the Fund on the closing transaction is more than the premium paid to purchase the option, or a loss if it is less. If an option written by a Fund expires on the stipulated expiration date or if the Fund enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the deferred credit related to such option will be eliminated. If an option written by a Fund is exercised, the proceeds of the sale will be increased by the net premium originally received and the Fund will realize a gain or loss.

         As noted previously, there are several risks associated with transactions in options on securities, currencies and indices. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

         Futures. The Funds may enter into contracts for the future delivery of securities and futures contracts based on a specific security, class of securities or an index. The Funds may also purchase or sell options on any such futures contracts and engage in related closing transactions. The Funds intend to enter into futures transactions solely for hedging purposes and not for speculation. For example, in order to hedge against market risks when market values of portfolio securities are expected to fall, a Fund can seek through the sale of futures contracts to offset a decline in the value of its portfolio securities. Similarly, when market values are expected to rise, a Fund may, through the purchase of futures contracts, attempt to secure better prices for the Fund than might later be available in the market when it effects anticipated purchases. When purchasing futures contracts the Funds are required to segregate in a separate account cash and/or liquid securities in an amount sufficient to meet the related obligations thereunder.

         The use of futures contracts is a highly specialized investment activity and carries with it certain risks that are different from those associated with more ordinary portfolio securities transactions. There can be no guarantee that the risk reducing objectives that are intended to be achieved will be realized. If the Adviser judges market conditions or market trends incorrectly, such futures strategies may lower a Fund's overall returns. In addition, there can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures contract or option position.

         When-Issued Securities. The Funds may purchase securities on a when-issued or delayed-delivery basis. When-issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and yield and thereby involve a risk that the yield obtained in the transaction will be less than those available in the market when delivery takes place. A Fund will generally not pay for such securities or start earning interest on them until they are received. When the Fund agrees to purchase securities on a when-issued basis, the Custodian will set aside cash or liquid portfolio securities equal to the amount of the commitment in a separate account. Normally, the Custodian will set aside portfolio securities to satisfy the purchase commitment, and in such a case, the Fund may be required subsequently to place additional assets in the separate account in order to assure that the value of the account remains equal to the amount of the Fund's commitment. It may be expected that the Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. In addition, because the Fund will set aside cash or liquid portfolio securities to satisfy its purchase commitments in the manner described above, the Fund's liquidity and the ability of the Adviser to manage it might be affected in the event its commitments to purchase when-issued securities ever exceeded 25% of the value of its assets.

         When a Fund engages in when-issued transactions, it relies on the seller to consummate the trade. Failure of the seller to do so may result in the Fund incurring a loss or missing the opportunity to obtain a price considered to be advantageous. The Funds will engage in when-issued transactions only for the purpose of acquiring portfolio securities consistent with a Fund's investment objective, policies and restrictions, and not for investment leverage.

         Repurchase Agreements. Securities held by the Funds may be subject to repurchase agreements. Under the terms of a repurchase agreement, the Fund would acquire securities from member banks of the Federal Deposit Insurance Corporation and registered broker-dealers which the Adviser deems creditworthy under guidelines approved by the Group's Board of Trustees, subject to the seller's agreement to repurchase such securities at a mutually agreed-upon date and price. The repurchase price would generally equal the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement will be required to maintain continually the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). If the seller were to default on its repurchase obligation or become insolvent, the Fund holding such obligation would suffer a loss to the extent that the proceeds from a sale of the underlying portfolio securities were less than the repurchase price under the agreement, or to the extent that the disposition of such securities by the Fund were delayed pending court action. Additionally, there is no controlling legal precedent confirming that the Fund would be entitled, as against a claim by such seller or its receiver or trustee in bankruptcy, to retain the underlying securities, although the Board of Trustees of the Group believes that, under the regular procedures normally in effect for custody of the Fund's securities subject to repurchase agreements and under federal laws, a court of competent jurisdiction would rule in favor of the Group if presented with the question. Securities subject to repurchase agreements will be held by the Fund's Custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered to be loans by the Fund under the 1940 Act.

         Reverse Repurchase Agreements. The Funds may borrow funds for temporary purposes by entering into reverse repurchase agreements in accordance with the Fund's investment restrictions. Pursuant to such agreements, the Fund would sell portfolio securities to financial institutions such as banks and broker-dealers, and agree to repurchase the securities at a mutually agreed-upon date and price. The Funds intend to enter into reverse repurchase agreements only to avoid otherwise selling securities during unfavorable market conditions to meet redemptions. At the time a Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account assets such as U.S. Government securities or other liquid, high grade debt securities consistent with the Fund's investment restrictions having a value equal to the repurchase price (including accrued interest), and will subsequently continually monitor the account to ensure that such equivalent value is maintained at all times. Reverse repurchase agreements involve the risk that (i) the party obtaining the securities pursuant to such agreement will be unable to deliver such securities back to the Fund upon maturity of the agreements, and (ii) the market value of the securities sold by the Fund may decline below the price at which it is obligated to repurchase the securities, and the Fund will be unable to liquidate its position in such securities during such periods of decline. Reverse repurchase agreements are considered to be borrowings by the Funds under the 1940 Act.

         Securities of Other Investment Companies. The Funds may invest in securities issued by other investment companies. Each Fund currently intends to limit its investments so that, as determined immediately after a securities purchase is made: (i) not more than 5% of the value of its total assets will be invested in the securities of any one investment company; (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund. As a shareholder of another investment company, the Funds would bear, along with other shareholders, the pro rata portion of that company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that each Fund bears directly in connection with its own operations. Investment companies in which the Funds may invest may also impose a sales or distribution charge in connection with the purchase or redemption of their shares and other types of commissions or charges. Such charges will be payable by the Fund and, therefore, will be borne directly by Shareholders.

INVESTMENT RESTRICTIONS

         The following are fundamental investment restrictions that may be changed only by the affirmative vote of a majority of the outstanding Shares of a Fund (as defined below). Under these restrictions, each Fund may not:

         1. Purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, if, immediately after such purchase, with respect to 75% of its portfolio, more than 5% of the value of the total assets of the Fund would be invested in such issuer, or the Fund would hold more than 10% of any class of securities of the issuer or more than 10% of the outstanding voting securities of the issuer.

         2. Purchase any securities which would cause more than 25% of the value of the Fund's total assets at the time of purchase to be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that (i) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities; (ii) wholly owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents; and (iii) utilities will be divided according to their services. For example, gas, gas transmission, electric and gas, electric, and telephone will each be considered a separate industry.

         3. Borrow money or issue senior securities, except that the Fund may borrow from banks or enter into reverse repurchase agreements for temporary purposes in amounts up to 10% of the value of its total assets at the time of such borrowing; or mortgage, pledge or hypothecate any assets, except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of the Fund's total assets at the time of its borrowing. The Fund will not purchase securities while borrowings (including reverse repurchase agreements) in excess of 5% of its total assets are outstanding.

         4. Make loans, except that the Fund may purchase or hold debt securities and lend portfolio securities in accordance with its investments objective and policies, and may enter into repurchase agreements.

         5. Underwrite securities issued by other persons, except to the extent that the Fund may be deemed to be an underwriter under certain securities laws in the disposition of "restricted securities".

         6. Purchase or sell commodities or commodities contracts, except to the extent disclosed in the current Prospectus of the Fund.

         7. Purchase or sell real estate (although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate, or interests therein).

         The following additional investment restrictions are non-fundamental and may be changed with respect to a Fund without the vote of a majority of the outstanding Shares of the Fund. Each Fund may not:

         1. Invest more than 15% of its assets (taken at market value at the time of the investment) in "illiquid securities," illiquid securities being defined to include securities subject to legal or contractual restrictions on resale (which may include private placements), repurchase agreements maturing in more than seven days, certain options traded over the counter that the Fund has purchased, securities being used to cover options the Fund has written, securities for which market quotations are not readily available, or other securities which legally or in the Adviser's opinion may be deemed illiquid.

         2. Purchase securities on margin, except for use of short-term credit necessary for clearance of purchases of portfolio securities.

         3. Maintain a short position, or purchase, write or sell puts, calls, straddles, spreads or combinations thereof, except as set forth in the Prospectus and in this Statement of Additional Information.

         4. Purchase participation or direct interests in oil, gas or other mineral exploration or development programs (although investments by the Fund in marketable securities of companies engaged in such activities are not prohibited in this restriction).

         5. Purchase securities of other investment companies, except (i) in connection with a merger, consolidation, acquisition or reorganization, and (ii) the Fund may invest up to 10% of the value of its total assets in other investment companies, as specified in the Prospectus and above, subject to such restrictions as may be imposed by the 1940 Act or any state laws.

         6. Invest for the purpose of exercising control or management.

         If any percentage restriction described above is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in asset value will not constitute a violation of such restriction

         Portfolio Turnover

         The portfolio turnover rate for a Fund is calculated by dividing the lesser of the Fund's purchases or sales of portfolio securities for the year by the monthly average value of the portfolio securities. The calculation excludes all securities whose remaining maturities at the time of acquisition were one year or less. Portfolio turnover for a Fund may vary greatly from year to year as well as within a particular year. High turnover rates will generally result in higher transaction costs to the Fund. Portfolio turnover will not be a limiting factor in making investment decisions. For the fiscal years ended March 31, 2000 and March 31, 2001, the portfolio turnover rate of The Shelby Fund was 122% and 285%, respectively.

                                 NET ASSET VALUE

         As indicated in the Prospectus, the net asset value of each Fund is determined and the Shares of the Funds are priced as of the Valuation Time on each Business Day. A "Business Day" is a day on which the New York Stock Exchange (the "NYSE") is open for trading and any other day (other than a day on which no Shares of a Fund are tendered for redemption and no order to purchase any Shares is received) during which there is sufficient trading in portfolio instruments such that a Fund's net asset value per share might be materially affected. The NYSE will not be open in observance of the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas.

         Portfolio securities for which market quotations are readily available are valued based upon their current available bid prices in the principal market (closing sales prices if the principal market is an exchange) in which such securities are normally traded. Unlisted securities for which market quotations are readily available will be valued at the current quoted bid prices. Other securities and assets for which quotations are not readily available, including restricted securities and securities purchased in private transactions, are valued at their fair value in the Adviser's best judgment under procedures established by, and under the supervision of, the Group's Board of Trustees.

         Among the factors that will be considered, if they apply, in valuing portfolio securities held by a Fund are the existence of restrictions upon the sale of the security by the Fund, the absence of a market for the security, the extent of any discount in acquiring the security, the estimated time during which the security will not be freely marketable, the expenses of registering or otherwise qualifying the security for public sale, underwriting commissions if underwriting would be required to effect a sale, the current yields on comparable securities for debt obligations traded independently of any equity equivalent, changes in the financial condition and prospects of the issuer, and any other factors affecting fair value. In making valuations, opinions of counsel may be relied upon as to whether or not securities are restricted securities and as to the legal requirements for public sale.

         The Group may use a pricing service to value certain portfolio securities where the prices provided are believed to reflect the fair market value of such securities. A pricing service would normally consider such factors as yield, risk, quality, maturity, type of issue, trading characteristics, special circumstances and other factors it deems relevant in determining valuations of normal institutional trading units of debt securities and would not rely exclusively on quoted prices. Certain instruments, for which pricing services used for the Funds do not provide prices, may be valued by the Group using methodologies similar to those used by pricing services, where such methodologies are believed to reflect fair value of the subject security. The methods used by the pricing service and the Group and the valuations so established will be reviewed by the Group under the general supervision of the Group's Board of Trustees. Several pricing services are available, one or more of which may be used by the Adviser from time to time.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

         Shares of the Funds are sold on a continuous basis by BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services (the "Distributor" or "BISYS Fund Services") and BISYS Fund Services has agreed to use appropriate efforts to solicit all purchase orders. In addition to purchasing Shares directly from the Distributor, Shares may be purchased through procedures established by BISYS Fund Services in connection with the requirements of accounts at Shelby County Trust Bank and its affiliated financial institutions.

MATTERS AFFECTING REDEMPTION

         The Group may suspend the right of redemption or postpone the date of payment for Shares during any period when (i) trading on the NYSE is restricted by applicable rules and regulations of the Commission, (ii) the NYSE is closed for other than customary weekend and holiday closings, (iii) the Commission has by order permitted such suspension for the protection of security holders of the Group, or (iv) the Commission has determined that an emergency exists as a result of which (a) disposal by the Group of securities owned by it is not reasonably practical, or (b) it is not reasonably practical for the Group to determine the fair value of its net assets.

         The Group may redeem Shares of a Fund involuntarily if redemption appears appropriate in light of the Group's responsibilities under the 1940 Act. See "HOW TO PURCHASE AND REDEEM SHARES -- Redemption of Shares" in the Prospectus.



                             MANAGEMENT OF THE GROUP

TRUSTEES AND OFFICERS

         Overall responsibility for management of the Group rests with its Board of Trustees, which is elected by the shareholders of the Group. The Trustees elect the officers of the Group to supervise actively its day-to-day operations.

The names of the Trustees and officers of the Group, their addresses, ages and principal occupations during the past five years are as follows:

NAME, ADDRESS AND AGE                      POSITION(S) HELD                 PRINCIPAL OCCUPATION
                                           WITH THE GROUP                   DURING PAST 5 YEARS

Walter B. Grimm*                            President and Trustee              From June 1992 to present,
3435 Stelzer Road                                                              employee of BISYS Fund Services.
Columbus, Ohio 43219
Age: 55

Maurice G. Stark                            Trustee                            Retired. Until December 31, 1994,
505 King Avenue                                                                Vice President-Finance and
Columbus, Ohio 43201                                                           Treasurer, Battelle Memorial
Age: 65                                                                        Institute(scientific research and
                                                                               development service corporation).

Michael M. Van Buskirk                      Trustee                            From June 1991 to present,
37 West Broad Street                                                           Executive Vice President of The
Suite 1001                                                                     Ohio Bankers' Association (trade
Columbus, Ohio 43215-4162                                                      association); from September 1987
Age: 53                                                                        to June 1991, Vice


                                                                               President-Communications,
                                                                               TRW Information Systems
                                                                               Group (electronic and space
                                                                               engineering).

John H. Ferring IV                          Trustee                            From 1979 to present, President
105 Bolte Lane                                                                 and Owner of Plaze, Incorporated,
St. Clair, Missouri                                                            St. Clair, Missouri
Age: 48

R. Jeffrey Young*                           Chairman and Trustee               From 1993 to present, employee
3435 Stelzer Road                                                              of BISYS Fund Services.
Columbus, Ohio 43219
Age: 36

Sue A. Walters                              Vice President                     From July 1990 to present,
3435 Stelzer Road                                                              employee of BISYS Fund Services
Columbus, Ohio 43219
Age: 50

Jennifer R. Brooks                          Vice President                     From  October  1988 to present,
3435 Stelzer Road                                                              employee of BISYS Fund Services
Columbus, Ohio 43219
Age: 35

NAME, ADDRESS AND AGE                      POSITION(S) HELD                        PRINCIPAL OCCUPATION
                                           WITH THE GROUP                          DURING PAST 5 YEARS

Nadeem Yousaf                               Treasurer                          From  August  1999  to present,
3435 Stelzer Road                                                              employee of BISYS Fund Services;
Columbus, Ohio 43219                                                           from March 1997 to June 1999,
Age: 32                                                                        employee of Investors Bank and Trust;
                                                                               from October 1994 to March 1997,
                                                                               employee of PricewaterhouseCoopers LLP.


George L. Stevens                           Secretary                          From September 1996 to present,
3435 Stelzer Road                                                              employee of BISYS Fund Services;
Columbus, Ohio 43219                                                           from September 1995 to September
Age: 50                                                                        1996, Independent Consultant; from
                                                                               September 1989 to September 1995,
                                                                               Senior Vice President, AmSouth Bank, N.A.

Alaina V. Metz                              Assistant Secretary                From June 1995 to present, employee
3435 Stelzer Road                                                              of BISYS Fund Services; from May 1989
Columbus, Ohio 43219                                                           to June 1995, employee of Alliance
Age: 33                                                                        Capital Management.

* Mr. Grimm and Mr. Young are each considered to be an "interested person" of the Group as defined in the 1940 Act.

         As of the date of this Statement of Additional Information, the Group's officers and Trustees, as a group, own less than 1% of each Fund's outstanding Shares.

         The officers of the Group receive no compensation directly from the Group for performing the duties of their offices. BISYS Fund Services Ohio, Inc. ("BISYS Ohio") receives fees from the Funds for acting as administrator and transfer agent and for providing certain fund accounting services. Messrs. Young, Yousaf, Stevens and Grimm, and Ms. Metz, Ms. Walters and Ms. Brooks are employees of BISYS Fund Services.

         Trustees of the Group not affiliated with BISYS Fund Services receive from the Group an annual fee of $3,000, plus $2,250 for each regular meeting of the Board of Trustees attended and $1,000 for each special meeting of the Board attended in person and $500 for other special meetings of the Board attended by telephone, and are reimbursed for all out-of-pocket expenses relating to attendance at such meetings. Trustees who are affiliated with BISYS Fund Services do not receive compensation from the Group.

         For the fiscal year ended March 31, 2001, the Trustees received the following compensation from the Group and from certain other investment companies (if applicable) that have the same investment adviser as the Fund or an investment adviser that is an affiliated person of the Group's investment adviser:


                                                                     PENSION OR
                                                                     RETIREMENT                      TOTAL COMPENSATION
                                                    AGGREGATE     BENEFITS ACCRUED   EST. ANNUAL     FROM REGISTRANT AND
                                                COMPENSATION FROM  AS PART OF FUND  BENEFITS UPON   FUND COMPLEX PAID TO
              NAME OF TRUSTEE                       THE FUNDS         EXPENSES       RETIREMENT           TRUSTEES
              ---------------                   ----------------- ----------------  -------------   --------------------
Walter B. Grimm ...................                  $        0       $     0          $     0            $     0
Maurice G. Stark ..................                  $   735.17       $     0          $     0            $10,500
Michael Van Buskirk................                  $   735.17       $     0          $     0            $10,500
John H. Ferring IV.................                  $   735.17       $     0          $     0            $10,500
R. Jeffrey Young...................                  $        0       $     0          $     0            $     0


INVESTMENT ADVISER

Prior to March 1, 2001 investment advisory services were provided to the Shelby Fund by Shelby County Trust Bank, Shelbyville, Kentucky 40066 (the "Former Adviser"), pursuant to an Investment Advisory Agreement dated as of June 27, 1994. Prior to March 1, 2001 SMC Capital Inc., Louisville, Kentucky 40207 (the"Adviser"), provided sub-investment advisory services to the Shelby Fund pursuant to a Sub-Advisory Agreement dated as of June 27, 1994 (the "Sub-Advisory Agreement"). Effective March 1, 2001 SMC Capital, Inc. replaced the Former Adviser as Investment Adviser to the Shelby Fund pursuant to an Assumption Agreement between the Adviser, the Former Adviser and the Shelby Fund.

         Under the Investment Advisory Agreement for the Shelby Fund, the Adviser provides investment advisory services to that Fund and the Fund pays the Adviser a fee computed daily and paid monthly, at an annual rate, calculated as one percent (1.00%) of the average daily net assets of the Shelby Fund. Under the Investment Advisory Agreement for the Large Cap Fund, the Adviser provides investment advisory services to that Fund and the Fund pays the Adviser a fee computed daily and paid monthly, at an annual rate, calculated as eighty five one hundredths of one percent (0.85%) of the average daily net assets of the Large Cap Fund.

         With respect to the Shelby Fund, the total investment advisory fees paid to the Former Adviser for the fiscal year ended March 31, 1999 was $492,580 and the total investment advisory fees paid to the Former Adviser for the fiscal year ended March 31, 2000 was $454,916. The total investment advisory fees paid to the Former Adviser and the Adviser for the fiscal year ended March 31, 2001 were $484,772.81 and $26,030.92 respectively. The total sub-advisory fees paid to the Adviser for the fiscal year ended March 31,1999 was $224,661. The total sub-advisory fees paid to the Adviser for the fiscal year ended March 31, 2000 was $203,322. The total sub-advisory fees paid to the Adviser for the period April 1, 2000 to February 28, 2001 was $236,754; there were no sub-advisory fees paid to the Adviser for the month ended March 31, 2001.

         Unless sooner terminated, the Advisory Agreements will continue in effect until February 28, 2002 (February 28, 2003 with respect to the Large Cap
Fund) and from year to year thereafter, if such continuance is approved at least annually by the Group's Board of Trustees or by vote of a majority of the outstanding Shares of the Fund (as defined under "GENERAL INFORMATION Miscellaneous" in the Fund's Prospectus), and a majority of the Trustees who are not parties to the Advisory Agreements or interested persons (as defined in the 1940 Act) of any party to the Advisory Agreements by votes cast in person at a meeting called for such purpose. The Advisory Agreements are terminable at any time on 60 days' written notice without penalty by the Trustees, by vote of a majority of the outstanding Shares of the Fund, or by the Adviser or Sub-Adviser. The Advisory Agreements also terminate automatically in the event of any assignment, as defined in the 1940 Act.

         The Advisory Agreements provide that neither the Adviser nor the Sub-Adviser shall be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with their performance under the Advisory Agreements, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of either party in the performance of their duties, or from reckless disregard of their duties and obligations thereunder.

CODE OF ETHICS

         The Group, the Adviser, and the Distributor have each adopted a Code of Ethics, pursuant to Rule 17j-1 under the Investment Company Act of 1940, applicable to securities trading practices of its personnel. Each Code permits covered personnel to trade in securities in which a Fund may invest, subject to certain restrictions and reporting requirements.

PORTFOLIO TRANSACTIONS

         Pursuant to the Investment Advisory Agreements, the Adviser determines, subject to the general supervision of the Board of Trustees of the Group and in accordance with each Fund's investment objective, policies and restrictions, which securities are to be purchased and sold by a Fund, and which brokers are to be eligible to execute the Fund's portfolio transactions. Purchases and sales of portfolio securities with respect to a Fund usually are principal transactions in which portfolio securities are normally purchased directly from the issuer or from an underwriter or market maker for the securities. Purchases from underwriters of portfolio securities generally include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers may include the spread between the bid and asked price. Transactions on stock exchanges involve the payment of negotiated brokerage commissions. Transactions in the over-the-counter market are generally principal transactions with dealers. With respect to the over-the-counter market, the Adviser, where possible, will deal directly with dealers who make a market in the securities involved except in those circumstances where better price and execution are available elsewhere.

         The Group, on behalf of each Fund, will not execute portfolio transactions through, acquire portfolio securities issued by, make savings deposits in, or enter into repurchase or reverse repurchase agreements with Commonwealth Bancshare Inc., SMC Capital Inc., BISYS Fund Services, or their affiliates, and will not give preference to Commonwealth Bancshare Inc.'s correspondents with respect to such transactions, securities, savings deposits, repurchase agreements, and reverse repurchase agreements.

         Allocation of transactions, including their frequency, to various brokers and dealers is determined by the Adviser in its best judgment and in a manner deemed fair and reasonable to Shareholders. The primary consideration is prompt execution of orders in an effective manner at the most favorable price. The Adviser may cause a Fund to pay a broker which provides brokerage and research services to the Adviser a commission for effecting a securities transaction or a price for certain securities in excess of the amount another broker might have charged. Such higher commissions or prices may not be paid unless the Adviser determined in good faith that the amount paid is reasonable in relation to the services received in terms of the particular transaction or the Adviser's overall responsibilities to the Trust and any other of the Adviser's clients.

         Information so received is in addition to and not in lieu of services required to be performed by the Adviser and does not reduce the advisory fees payable to the Adviser by the Funds. Such information may be useful to the Adviser in serving both the Funds and other clients and, conversely, supplemental information obtained by the placement of business of other clients may be useful to the Adviser in carrying out its obligations to the Funds.

         While the Adviser generally seeks competitive commissions, a Fund may not necessarily pay the lowest commission available on each brokerage transaction, for reasons discussed above.

         Investment decisions for each Fund are made independently from those for any other investment company or account managed by the Adviser. Any such other investment company or account may also invest in the same securities as the Group on behalf of a Fund. When a purchase or sale of the same security is made at substantially the same time on behalf of the Fund and another investment company or account, the transaction will be averaged as to price, and available investments will be allocated as to amount in a manner which the Adviser believes to be equitable to the Funds and such other investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtained by the Fund. To the extent permitted by law, the Adviser may aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for the other investment companies or accounts in order to obtain best execution. As provided by the Investment Advisory Agreement, in making investment recommendations for a Fund, the Adviser will not inquire or take into consideration whether an issuer of securities proposed for purchase or sale by the Fund is a customer of the Adviser, its parent or its subsidiaries or affiliates and, in dealing with its customers, the Adviser, its parent, subsidiaries, and affiliates will not inquire or take into consideration whether securities of such customers are held by a Fund.

         For the fiscal year ended March 31, 1999, the Shelby Fund paid brokerage commissions of $265,806, none of which commissions were paid to any affiliate of the Fund or the Adviser. For the fiscal year ended March 31, 2000, the Shelby Fund paid brokerage commissions of $145,030, none of which commissions were paid to any affiliate of the Fund or Adviser. For the fiscal year ended March 31, 2001, the Shelby Fund paid brokerage commissions of $418,830.56, none of which commissions were paid to any affiliate of the Fund or the Adviser.

ADMINISTRATOR

BISYS Ohio serves as administrator (the "Administrator") to the Funds pursuant to a Management and Administration Agreement dated June 27, 1994, as amended (the "Administration Agreement"). The Administrator assists in supervising all operations of the Funds (other than those performed by the Adviser under the Investment Advisory Agreement, the Custodian under the Custodian Agreement and by BISYS Ohio under the Transfer Agency Agreement and the Fund Accounting Agreement). The Administrator is a broker-dealer registered with the Commission, and is a member of the National Association of Securities Dealers, Inc.

         Under the Administration Agreement, the Administrator has agreed to maintain office facilities; furnish statistical and research data, clerical, certain bookkeeping services and stationery and office supplies; prepare the periodic reports to the Commission on Form N-SAR or any replacement forms therefor; compile data for, prepare for execution by the Funds and file each of the Fund's federal and state tax returns and required tax filings other than those required to be made by the Custodian and Transfer Agent; prepare compliance filings pursuant to state securities laws with the advice of the Group's counsel; assist to the extent requested by the Funds with each Fund's preparation of its Annual and Semi-Annual Reports to Shareholders and Registration Statement; compile data for, prepare and file timely Notices to the Commission required pursuant to Rule 24f-2 under the 1940 Act; keep and maintain the financial accounts and records of each Fund, including calculation of daily expense accruals; and generally assist in all aspects of each Fund's operations other than those performed by the Adviser under the Investment Advisory Agreement, by the Custodian under the Custodian Agreement and by BISYS Fund Services Ohio, Inc. under the Transfer Agency Agreement and the Fund Accounting Agreement. Under the Administration Agreement, the Administrator may delegate all or any part of its responsibilities thereunder.

         The Administrator receives a fee from each Fund for its services as Administrator and expenses assumed pursuant to the Administration Agreement, computed daily and paid monthly, calculated at an annual rate of 0.20% of a Fund's first $300 million in net assets, 0.125% of the next $400 million of net assets, 0.08% of the next $300 million of net assets and 0.05% of the Fund's net assets in excess of $1 billion. The Administrator may periodically waive all or a portion of its fee with respect to a Fund in order to increase the net income of the Fund available for distribution as dividends.

         For the fiscal year ended March 31, 1999, the Administrator earned administrative fees from The Shelby Fund of $98,517 and the Administrator waived administrative fees in the amount of

$24,629. For the fiscal year ended March 31, 2000, the Administrator earned administrative fees from the Shelby Fund of $90,984 and the Administrator waived administrative fees in the amount of $22,746. For the fiscal year ended March 31, 2001, the Administrator earned administrative fees from the Shelby Fund of $102,191 and the Administrator waived administrative fees in the amount of $25,547.

         The Administration Agreement shall be renewed automatically for successive three-year terms, unless written notice not to renew is given by the non-renewing party to the other party at least 60 days' prior to the expiration of the then-current term. The Administration Agreement is terminable with respect to each Fund through a failure by a party to the Administration Agreement to renew at the end of a three-year term, upon mutual agreement of the parties, or for cause (as defined in the Administration Agreement) by the party alleging cause, on not less than 60 days' notice by the Group's Board of Trustees or by the Administrator.

         The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or any loss suffered by a Fund in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith, or gross negligence in the performance of its duties, or from the reckless disregard by the Administrator of its obligations and duties thereunder.

DISTRIBUTOR

         BISYS Fund Services serves as distributor to each Fund pursuant to the Distribution Agreement dated October 1, 1993, as amended (the "Distribution Agreement"). Unless otherwise terminated, the Distribution Agreement will continue in effect from year to year if its continuance is approved at least annually (i) by the Group's Board of Trustees or by the vote of a majority of the outstanding Shares of a Fund and (ii) by the vote of a majority of the Trustees of the Group who are not parties to the Distribution Agreement or interested persons (as defined in the 1940 Act) of any party to the Distribution Agreement, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement may be terminated in the event of any assignment, as defined in the 1940 Act.

         In its capacity as Distributor, BISYS Fund Services solicits orders for the sale of Shares, advertises and pays the costs of advertising, office space and the personnel involved in such activities. The Distributor receives no compensation under the Distribution Agreement with the Group.

          The Group has adopted a Service and Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act under which the Class A and Class B Shares of each Fund are authorized to pay the Distributor for payments it makes to banks, other institutions and broker-dealers, and for expenses the Distributor and any of its affiliates or subsidiaries incur (with all of the foregoing organizations being referred to as "Service Organizations") for providing administration, distribution or shareholder service assistance to the Funds. Payments to such Service Organizations may be made pursuant to agreements entered into with BISYS Fund Services. The Plan authorizes each Fund to make payments to the Distributor in an amount not to exceed, on an annual basis, .25% of the average daily net assets of Class A Shares and up to 1.00% of the average daily net assets of the Class B Shares. As required by Rule 12b-1, the Plan was approved by the sole Shareholder of each Fund and by the Board of Trustees, including a majority of the Trustees who are not interested persons of the Funds and who have no direct or indirect financial interest in the operation of the Plan (the "Independent Trustees"). The Plan may be terminated by vote of a majority of the Independent Trustees, or by vote of a majority of the outstanding Shares of a Fund. The Trustees review quarterly a written report of such costs and the purposes for which such costs have been incurred. The Plan may be amended by vote of the Trustees including a majority of the Independent Trustees, cast in person at a meeting called for that purpose. However, any change in the Plan that would materially increase the distribution cost to a Fund requires Shareholder approval. For so long as the Plan is in effect, selection and nomination of the Independent Trustees shall be committed to the discretion of such disinterested persons. All agreements with any person relating to the implementation of the Plan may be terminated at any time on 60 days' written notice without payment of any penalty, by vote of a majority of the Independent Trustees or by vote of a majority of the outstanding Shares of a Fund. The Plan will continue in effect for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the Independent Trustees, and (ii) by the vote of a majority of the entire Board of Trustees cast in person at a meeting called for that purpose. The Board of Trustees has a duty to request and evaluate such information as may be reasonably necessary for it to make an informed determination of whether the Plan should be implemented or continued. In addition the Trustees in approving the Plan must determine that there is a reasonable likelihood that the Plan will benefit each Fund and its Shareholders.

         The Board of Trustees of the Group believes that the Plan is in the best interests of the Funds since it encourages Fund growth. As the Funds grow in size, certain expenses, and therefore total expenses per Share, may be reduced and overall performance per Share may be improved.

         For the fiscal year ended March 31, 2001, the Distributor received distribution fees with respect to Class A Shares of the Shelby Fund in the amount of $ 2,537, all of which were paid as compensation to dealers. Because Class B Shares were not offered for sale during the fiscal year, no distribution fees were paid with respect to the Class B Shares.

CUSTODIAN

         Fifth Third Bank, Cincinnati, Ohio, serves as custodian (the "Custodian") to the Funds pursuant to the Custodian Agreement dated as of June 27, 1994, as amended between the Group and the Custodian (the "Custodian Agreement"). The Custodian's responsibilities include safeguarding and controlling each Fund's cash and securities, handling the receipt and delivery of securities, and collecting interest on each Fund's investments. In consideration of such services, each Fund pays the Custodian an annual fee plus fixed fees charged for certain portfolio transactions and out-of-pocket expenses.

TRANSFER AGENCY AND FUND ACCOUNTING SERVICES

         BISYS Ohio serves as transfer agent and dividend disbursing agent (the "Transfer Agent") for the Funds pursuant to the Transfer Agency Agreement dated June 27, 1994, as amended. Pursuant to such Agreement, the Transfer Agent, among other things, performs the following services in connection with each Fund's Shareholders of record: maintenance of shareholder records for each Fund's Shareholders of record; processing shareholder purchase and redemption orders; processing transfers and exchanges of Shares of a Fund on the shareholder files and records; processing dividend payments and reinvestments; and assistance in the mailing of shareholder reports and proxy solicitation materials. For such services the Transfer Agent receives a fee based on the number of shareholders of record.

         In addition, BISYS Ohio provides certain fund accounting services to the Funds pursuant to a Fund Accounting Agreement dated June 27, 1994, as amended. BISYS Ohio receives a fee from each Fund for such services equal to a fee computed daily and paid periodically at an annual rate of three one-hundredths of one percent (.03%) of a Fund's average daily net assets, subject to a minimum annual fee of $30,000. Under such Agreement, BISYS maintains the accounting books and records for each Fund, including journals containing an itemized daily record of all purchases and sales of portfolio securities, all receipts and disbursements of cash and all other debits and credits, general and auxiliary ledgers reflecting all asset, liability, reserve, capital, income and expense accounts, including interest accrued and interest received, and other required separate ledger accounts; maintains a monthly trial balance of all ledger accounts; performs certain accounting services for each Fund, including calculation of the net asset value per Share, calculation of the dividend and capital gain distributions, if any, and of yield, reconciliation of cash movements with the Custodian, affirmation to the Custodian of all portfolio trades and cash settlements, and verification and reconciliation with the Custodian of all daily trade activity; provides certain reports; obtains dealer quotations, prices from a pricing service or matrix prices on all portfolio securities in order to mark the portfolio to the market; and prepares an interim balance sheet, statement of income and expense, and statement of changes in net assets for each Fund.

INDEPENDENT AUDITORS

         Arthur Andersen LLP has been selected as auditors for the Funds for the fiscal year ending March 31, 2002. Arthur Andersen LLP performs an annual audit of each Fund's financial statements and provides other services related to filings with respect to securities regulations. Reports of their activities are provided to the Board of Trustees.

LEGAL COUNSEL

         Dechert, 1775 Eye Street, N.W., Washington, D.C. 20006, is counsel to the Group.

                             ADDITIONAL INFORMATION

DESCRIPTION OF SHARES

         The Group is a Massachusetts business trust, organized on January 8, 1992. The Group's Declaration of Trust is on file with the Secretary of State of Massachusetts. The Declaration of Trust authorizes the Board of Trustees to issue an unlimited number of shares, which are shares of beneficial interest, with a par value of $0.01 per share. The Group currently has several separate series of shares, two of which represents interests in the Funds. The Group's Declaration of Trust authorizes the Board of Trustees to divide or redivide any unissued shares of the Group into one or more additional series by setting or changing in any one or more respects their respective preferences, conversion or other rights, voting power, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption.

         Shares have no subscription or preemptive rights and only such conversion or exchange rights as the Board of Trustees may grant in its discretion. When issued for payment as described in the Funds' Prospectuses and this Statement of Additional Information, the shares will be fully paid and non-assessable. In the event of a liquidation or dissolution of the Group, shareholders of a fund are entitled to receive the assets available for distribution belonging to that fund, and a proportionate distribution, based upon the relative asset values of the respective funds, of any general assets not belonging to any particular fund which are available for distribution.

         Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Group shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each fund affected by the matter. For purposes of determining whether the approval of a majority of the outstanding shares of a fund will be required in connection with a matter, a fund will be deemed to be affected by a matter unless it is clear that the interests of each fund in the matter are identical, or that the matter does not affect any interest of the fund. Under Rule 18f-2, the approval of an investment advisory agreement or any change in investment policy would be effectively acted upon with respect to a fund only if approved by a majority of the outstanding shares of such fund. However, Rule 18f-2 also provides that the ratification of independent public accountants, the approval of principal underwriting contracts, and the election of Trustees may be effectively acted upon by shareholders of the Group voting without regard to series.

         Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Group. However, the Declaration of Trust disclaims liability of the shareholders, Trustees or officers of the Group for acts or obligations of the Group, which are binding only on the assets and property of the Group, and requires that notice of the disclaimer be given in each contract or obligation entered into or executed by the Group or the Trustees. The Declaration of Trust provides for indemnification out of Group property for all loss and expense of any shareholder held personally liable for the obligations of the Group. The risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Group itself would be unable to meet its obligations, and thus should be considered remote.

VOTE OF A MAJORITY OF THE OUTSTANDING SHARES

         As used in the Prospectuses and this Statement of Additional Information, a "vote of a majority of the outstanding Shares" of a Fund means the affirmative vote, at a meeting of Shareholders duly called, of the lesser of
(a) 67% or more of the votes of Shareholders of the Fund present at a meeting at which the holders of more than 50% of the votes attributable to Shareholders of record of the Fund are represented in person or by proxy, or (b) the holders of more than 50% of the outstanding votes of Shareholders of the Fund.

ADDITIONAL TAX INFORMATION

         Set forth below is a discussion of certain U.S. federal income tax issues concerning the Funds and the purchase, ownership, and disposition of Fund shares. This discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant to Shareholders in light of their particular circumstances. This discussion is based upon present provisions of the Internal Revenue Code of 1986, as amended (the "Code"), the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive. Prospective investors should consult their own tax advisors with regard to the federal tax consequences of the purchase, ownership, or disposition of Fund shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction.

         Taxation of the Funds. The Funds intend to qualify annually and to elect to be treated as regulated investment companies under the Code.

         To qualify as a regulated investment company, a Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies or other income derived with respect to its business of investing in such stock, securities or currencies; (b) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash and cash items (including receivables), U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than U.S.

         Government securities or the securities of other regulated investment companies) of any one issuer or of any two or more issuers that the Fund controls and that are determined to be engaged in the same business or similar or related business; and (c) distribute at least 90% of its investment company taxable income (which includes, among other items, dividends, interest and net short-term capital gains in excess of net long-term capital losses) each taxable year.

         As a regulated investment company, a Fund generally will not be subject to U.S. federal income tax on its investment company taxable income and net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, that it distributes to Shareholders. Each Fund intends to distribute to its Shareholders, at least annually, substantially all of its investment company taxable income and net capital gains. Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To prevent imposition of the excise tax, a Fund must distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses, as prescribed by the Code) for the one-year period ending on October 31 of the calendar year, and (3) any ordinary income and capital gains for previous years that were not distributed during those years. A distribution will be treated as paid on December 31 of the current calendar year if it is declared by the Fund in October, November or December with a record date in such a month and paid by a Fund during January of the following calendar year. Such distributions will be taxable to Shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. To prevent application of the excise tax, each Fund intends to make its distributions in accordance with the calendar year distribution requirement.

         Distributions. Dividends paid out of a Fund's investment company taxable income will be taxable to a U.S. Shareholder as ordinary income. A portion of a Fund's income may consist of dividends paid by U.S. corporations and, accordingly, a portion of the dividends paid by a Fund may be eligible for the corporate dividends-received deduction. Distributions of net capital gains, if any, designated as capital gain dividends are taxable as long-term capital gains, regardless of how long the Shareholder has held the Fund's Shares, and are not eligible for the dividends-received deduction. Shareholders receiving distributions in the form of additional Shares, rather than cash, generally will have a cost basis in each such Share equal to the net asset value of a Share of the Fund on the reinvestment date. Shareholders will be notified annually as to the U.S. federal tax status of distributions, and Shareholders receiving distributions in the form of additional Shares will receive a report as to the net asset value of those Shares.

         Options and Hedging Transactions. The taxation of equity options and over-the-counter options on debt securities is governed by Code section 1234. Pursuant to Code section 1234, the premium received by a Fund for selling a put or call option is not included in income at the time of receipt. If the option expires, the premium is short-term capital gain to the Fund. If a Fund enters into a closing transaction, the difference between the amount paid to close out its position and the premium received is short-term capital gain or loss. If a call option written by a Fund is exercised, thereby requiring the Fund to sell the underlying security, the premium will increase the amount realized upon the sale of such security and any resulting gain or loss will be a capital gain or loss, and will be long-term or short-term depending upon the holding period of the security. With respect to a put or call option that is purchased by a Fund, if the option is sold, any resulting gain or loss will be a capital gain or loss, and will be long-term or short-term, depending upon the holding period of the option. If the option expires, the resulting loss is a capital loss and is long-term or short-term, depending upon the holding period of the option. If the option is exercised, the cost of the option, in the case of a call option, is added to the basis of the purchased security and, in the case of a put option, reduces the amount realized on the underlying security in determining gain or loss.

         Certain options in which a Fund may invest may be "section 1256 contracts". Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses ("60/40"). Also, section 1256 contracts held by a Fund at the end of each taxable year (and, generally, for purposes of the 4% excise tax, on October 31 of each year) are "marked-to-market" (that is, treated as sold at fair market value), resulting in unrealized gains or losses being treated as though they were realized.

         Generally, the hedging transactions undertaken by a Fund may result in "straddles" for U.S. federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by the Fund. In addition, losses realized by a Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences to a Fund of engaging in hedging transactions are not entirely clear. Hedging transactions may increase the amount of short-term capital gain realized by the Fund which is taxed as ordinary income when distributed to Shareholders.

          A Fund may make one or more of the elections available under the Code which are applicable to straddles. If a Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

         Because the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which may be distributed to Shareholders, and which, will be taxed to them as ordinary income or long-term capital gain, may be increased or decreased as compared to a fund that did not engage in such hedging transactions.

         If a Fund invests in stock of certain foreign investment companies ("PFICs"), the Fund may be subject to U.S. federal income taxation on a portion of any "excess distribution" with respect to, or gain from the disposition of, such stock. The tax would be determined by allocating such distribution or gain ratably to each day of the Fund's holding period for the stock. The distribution or gain so allocated to any taxable year of the Fund, other than the taxable year of the excess distribution or disposition, would be taxed to the Fund at the highest ordinary income rate in effect for such year, and the tax would be further increased by an interest charge to reflect the value of the tax deferral deemed to have resulted from the ownership of the foreign company's stock. Any amount of distribution or gain allocated to the taxable year of the distribution or disposition would be included in the Fund's investment company taxable income and, accordingly, would not be taxable to the Fund to the extent distributed by the Fund as a dividend to its Shareholders.

          A Fund may be eligible to elect alternative tax treatment with respect to PFIC shares. Under an election that currently is available in some circumstances, the Fund would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether distributions were received from the PFIC in a given year. If this election were made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. An alternative election would involve marking to market the Fund's PFIC shares at the end of each taxable year, with the result that unrealized gains would be treated as though they were realized and reported as ordinary income. Any mark-to-market losses and any loss from an actual disposition of PFIC shares would be deductible as ordinary losses to the extent of any net mark-to-market gains included in income in prior years.

         Sale of Shares. Upon the sale or other disposition of Shares of a Fund, or upon receipt of a distribution in complete liquidation of a Fund, a Shareholder generally will realize a capital gain or loss which will be long-term or short-term, generally depending upon the Shareholder's holding period for the Shares. Any loss realized on a sale or exchange will be disallowed to the extent the Shares disposed of are replaced (including Shares acquired pursuant to a dividend reinvestment plan) within a period of 61 days beginning 30 days before and ending 30 days after disposition of the Shares. In such a case, the basis of the Shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a Shareholder on a disposition of Fund Shares held by the Shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gains received by the Shareholder with respect to such Shares. Furthermore, a loss realized by a Shareholder on the redemption, sale or exchange of Shares of a Fund with respect to which exempt-interest dividends have been paid will, to the extent of such exempt-interest dividends, be disallowed if such Shares have been held by the Shareholder for less than six months.

         Foreign Withholding Taxes. Income received by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries.

         Backup Withholding. Each Fund may be required to withhold U.S. federal income tax at the rate of 31% of all taxable distributions payable to Shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Corporate Shareholders and certain other Shareholders specified in the Code generally are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the Shareholder's U.S. federal income tax liability.

CALCULATION OF PERFORMANCE DATA

         Yield Calculations. Yields of a Fund will be computed by dividing the net investment income per share (as described below) earned by the Fund during a 30-day (or one month) period by the maximum offering price per share on the last day of the period and annualizing the result on a semi-annual basis by adding one to the quotient, raising the sum to the power of six, subtracting one from the result and then doubling the difference. A Fund's net investment income per share earned during the period is based on the average daily number of Shares outstanding during the period entitled to receive dividends and includes dividends and interest earned during the period minus expenses accrued for the period, net of reimbursements. This calculation can be expressed as follows:

                Yield = 2 [(a - b + 1) to the sixth power -1] cd

Where: a = dividends and interest earned during the period.

         b = expenses accrued for the period (net of reimbursements).

         c = the average daily number of Shares outstanding during the period that were entitled to receive dividends.

         d = maximum offering price per Share on the last day of the period.

         For the purpose of determining net investment income earned during the period (variable "a" in the formula), dividend income on equity securities, if any, held by a Fund is recognized by accruing 1/360 of the stated dividend rate of the security each day that the security is in the Fund. Interest earned on any debt obligations held by the Fund is calculated by computing the yield to maturity (given reasonable assumptions) of each obligation held by the Fund based on the market value of the obligation (including actual accrued interest) at the close of business on the last Business Day of each month, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest) and dividing the result by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest) in order to determine the interest income on the obligation for each day of the subsequent month that the obligation is held by the Fund. For purposes of this calculation, it is assumed that each month contains 30 days. The maturity of a non-mortgage-related obligation with a call provision is the next call date on which the obligation reasonably may be expected to be called or, if none, the maturity date. With respect to debt obligations purchased at a discount or premium, the formula generally calls for amortization of the discount or premium. The amortization schedule will be adjusted monthly to reflect changes in the market values of such debt obligations.

         Undeclared earned income will be subtracted from the net asset value per share (variable "d" in the formula). Undeclared earned income is the net investment income which, at the end of the base period, has not been declared as a dividend, but is reasonably expected to be and is declared as a dividend shortly thereafter.

         During any given 30-day period, the Adviser or the Administrator may voluntarily waive all or a portion of their fees with respect to a Fund. Such waiver would cause the yield of the Fund to be higher than it would otherwise be in the absence of such a waiver.

         Total Return Calculations. Average annual total return is a measure of the change in value of an investment in a Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in the Fund immediately rather than paid to the investor in cash. A Fund computes its average annual total return by determining the average annual compounded rates of return during specified periods that equate the initial amount invested to the ending redeemable value of such investment. This is done by dividing the ending redeemable value of a hypothetical $1,000 initial payment by $1,000 and raising the quotient to a power equal to one divided by the number of years (or fractional portion thereof) covered by the computation and subtracting one from the result. This calculation can be expressed as follows:

Average Annual
Total Return              =        [ ( ERV )1/n - 1]
                                       ---
                                        P

Where:           ERV      =        ending redeemable value at the end of the
                                   period covered by the computation of a
                                   hypothetical $1,000 payment made at the
                                   beginning of the period.

                 P        =        hypothetical initial payment of $1,000.

                 n        =        period covered by the computation, expressed
                                   in terms of years.

          Each Fund computes its aggregate total return by determining the aggregate compounded rates of return during specified periods that likewise equate the initial amount invested to the ending redeemable value of such investment. The formula for calculating aggregate total return is as follows:

Aggregate Total
Return                    =        [ ( ERV ) - 1]
                                       ---
                                        P

Where:           ERV      =        ending redeemable value at the end of the
                                   period covered by the computation of a
                                   hypothetical $1,000 payment made at the
                                   beginning of the period.

                 P        =        hypothetical initial payment of $1,000.

         The calculations of average annual total return and aggregate total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment dates during the period. The ending redeemable value (variable "ERV" in each formula) is determined by assuming complete redemption of the hypothetical investment and the deduction of all nonrecurring charges at the end of the period covered by the computations.

         With Respect to the Class Y Shares of The Shelby Fund, the total return for the Class Y Shares for the fiscal year ended March 31, 2001 was (53.42)%. For the three year period ended March 31, 2001, the average annual return for the Class Y Shares was(1.97)% . Based upon the period from commencement of operations of the Commingled Funds (January 1, 1981) through March 31, 2001, the aggregate total return for the Class Y Shares was 1,087%, and the average annual total return for the Class Y Shares for this same period was 12.96%.

         With respect to the Class A Shares of The Shelby Fund, the total return for the Class A Shares for the fiscal year ended March 31, 2001 was (55.71)% assuming the imposition of the maximum front-end sales charge of 4.75% and was (53.50)% without the imposition of any sales charge. The average annual total returns for the Class A Shares for the since inception period (October 28, 1999) and three year period ended March 31, 2001 were 12.41% and (3.76)%, respectively, assuming the imposition of the maximum front-end sales charge and were 12.68% and (2.19)%, respectively without the imposition of any sales charge. The aggregate total return for the since inception period for Class A shares was 967.98% assuming the imposition of the maximum front-end sales charge and was 1021.21% without the imposition of any sales charge.

PERFORMANCE COMPARISONS

         Investors may judge the performance of a Fund by comparing or referencing it to the performance of other mutual funds or mutual fund portfolios with comparable investment objectives and policies. Such comparisons may be made by referring to market indices such as those prepared by Dow Jones & Co., Inc. and Standard & Poor's Corporation. Such comparisons may also be made by referring to data prepared by Lipper Analytical Services, Inc. (a widely recognized independent service which monitors the performance of mutual funds). Comparisons may also be made to indices or data published in national financial publications such as Ibottson Associates, Inc., Morningstar, CDA/Wiesenberger, Money Magazine, Forbes, Barron's, The Wall Street Journal, The New York Times, Business Week, American Banker, Fortune, Institutional Investor, U.S.A. Today and local newspapers. In addition to performance information, general information about a Fund that appears in a publication such as those mentioned above may be included in advertisements and in reports to Shareholders.

         From time to time, a Fund may include general comparative information, such as statistical data regarding inflation, securities indices or the features or performance of alternative investments, in advertisements, sales literature and reports to Shareholders. The Funds may also include calculations, such as hypothetical compounding examples, which describe hypothetical investment results in such communications. Such performance examples will be based on an express set of assumptions and are not indicative of the performance of the Funds.

From time to time, advertisements, supplemental sales literature and information furnished to present or prospective shareholders of each Fund may include descriptions of the investment adviser including, but not limited to, (i) descriptions of the adviser's operations, (ii) descriptions of certain personnel and their functions; and (iii) statistics and rankings related to the adviser's operations.

         From time to time, a Fund may include the following types of information in advertisements, supplemental sales literature and reports to
Shareholders: (1) discussions of general economic or financial principles (such as the effects of inflation, the power of compounding and the benefits of dollar-cost averaging); (2) discussions of general economic trends; (3) presentations of statistical data to supplement such discussions; (4) descriptions of past or anticipated portfolio holdings for the Fund; (5) descriptions of investment strategies for the Fund; (6) descriptions or comparisons of various savings and investment products (including but not limited to insured bank products, annuities, qualified retirement plans and individual stocks and bonds) which may or may not include the Fund; (7) comparisons of investment products (including the Fund) with relevant market or industry indices or other appropriate benchmarks; and (8) discussions of fund rankings or ratings by recognized rating organizations.

         Current yields and total return figures will fluctuate from time to time and are not necessarily representative of future results. Accordingly, each Fund's yield or other performance may not provide for comparison with bank deposits or other investments that pay a fixed return for a stated period of time. Yield and total return are functions of a Fund's quality, composition and maturity, as well as expenses allocated to the Fund.

PRINCIPAL SHAREHOLDERS

         As of July 10, 2001, no persons or entities owned beneficially or of record 5% or more of the Shelby Fund's outstanding shares, except: (i) with respect to Class Y Shares - Shelby County Trust Bank, 4350 Brownsboro Road, Suite 310, Louisville, Kentucky 40207 which owned of record 94.8% of the Fund's Class Y shares and (ii) with respect to Class A Shares, Glenn W. Mierendorf and Karen L. Wells, 176 South Mountain Avenue, Montclair, New Jersey 07042, who owned 19.1%; Link & Co., P.O. Box 630074, Cincinnati, Ohio 45263, which owned 25.2%, and the Wells Foundation, 4350 Brownsboro Road, Louisville, Kentucky 40207, which owned of record 16.7% of the Fund's Class A Shares.


MISCELLANEOUS

         Shareholders will receive unaudited Semi-Annual Reports and Annual Reports audited by independent public accountants describing the investment operations of each Fund. Each of these Reports, when available for a particular fiscal year end or half-year end, is incorporated herein by reference. The Funds may include information in their Annual Reports and Semi-Annual Reports to Shareholders that (i) describes general economic trends, (ii) describes general trends within the financial services industry or the mutual fund industry, (iii) describes past or anticipated portfolio holdings for a fund within the Group or
(iv) describes investment management strategies for such funds. Such information is provided to inform Shareholders of the activities of the Funds for the most recent fiscal year or half-year and to provide the views of the advisers and/or Group officers regarding expected trends and strategies.

         Individual Trustees are elected by the Shareholders and, subject to removal by the vote of two-thirds of the Board of Trustees, serve for a term lasting until the next meeting of Shareholders at which Trustees are elected. Such meetings are not required to be held at any specific intervals. Shareholders owning not less than 10% of the outstanding Shares of the Group entitled to vote may cause the Trustees to call a special meeting, including for the purpose of considering the removal of one or more Trustees. Any Trustee may be removed at any meeting of Shareholders by vote of two-thirds of the Group's outstanding shares. The Declaration of Trust provides that the Trustees will assist shareholder communications to the extent required by Section 16(c) of the 1940 Act in the event that a shareholder request to hold a special meeting is made.

         The Prospectuses and this Statement of Additional Information omit certain of the information contained in the Registration Statement filed with the Commission. Copies of such information may be obtained from the Commission upon payment of the prescribed fee.

         The Prospectuses and this Statement of Additional Information are not an offering of the securities herein described in any state in which such offering may not lawfully be made. No salesman, dealer, or other person is authorized to give any information or make any representation other than those contained in the Prospectuses and this Statement of Additional Information.

                              FINANCIAL STATEMENTS

         The financial statements of the Shelby Fund appearing in that Fund's Annual Report to Shareholders for the year ended March 31, 2001 have been audited by Arthur Andersen LLP, independent public accountants, as set forth in their report thereon. Such financial statements are incorporated herein by reference.